UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 30, 2004
                Date of Report (Date of earliest event reported)

                            MUELLER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 1-6770

                     Delaware                         25-0790410
          (State or other jurisdiction of          (I.R.S. Employer
                 incorporation or                 Identification No.)
                   organization)

                        8285 Tournament Drive, Suite 150
                            Memphis, Tennessee 38125
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (901) 753-3200
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

      On April 30, 2004, Mueller Industries, Inc. issued a press release announcing declaration of dividend. A copy of the press release is attached as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press release dated April 30, 2004 announcing dividend.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on April 30, 2004.

                                                        MUELLER INDUSTRIES, INC.

                                                         /S/ KENT A. MCKEE
                                                        ------------------------
                                                        Kent A. McKee
                                                        Vice President and
                                                        Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit Number                         Description
   --------------                         -----------

      99.1                    Press Release dated April 30, 2004